2015 Q2 Supplemental Information ®

Introduction Management & Investor Contacts 3 Company Overview 4 Capitalization Analysis & Research Coverage 5 2015 Guidance 6 Select Performance Information 7 Financial Information Consolidated Balance Sheet 8 Consolidated Statements of Operations 9 Discontinued Operations Statement of Income 10 11 Net Operating Income 12 Debt Overview 13 Debt Covenant Compliance 14 Debt Maturities 15 Operational & Portfolio Information Property Overview 16 Market Summary 17 Top 20 Tenants & Tenant Industry Profile 18 Lease Expiration Schedule 19 Lease Expiration by Market 20 Leasing Summary 21 Occupancy Summary 22 Capital Expenditure Summary 23 Transaction Activity 24 Reconciliations / Definitions 25 Net Operating Income and Same Store Net Operating Income - Cash Basis (Reconciliation to Net Income) 26 Net Operating Income and Same Store Net Operating Income - GAAP Basis (Reconciliation to Net Income) 27 Definitions 28 Appendix Pro Forma Reports 29 - 36 Forward Looking Statements: Supplemental Information - Q2 2015 2 Columbia Property Trust, Inc. Table of Contents This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, including our 2015 guidance, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in foreign, domestic and local economies, changes in interest rates; potential liability for uninsured losses and environmental contamination; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward- looking statements, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that would cause actual results to differ materially from those presented in our forward-looking statements see our Annual Report on Form 10-K for the year ended December 31, 2014 and subsequently filed periodic reports. On the Cover: Left - 650 California Street in San Francisco, CA; Middle - Market Square in Washington, D.C.; Right - 315 Park Avenue South in New York, NY. Normalized Funds From Operations - NFFO Adjusted Funds From Operations - AFFO (Reconciliation to Net Income)

Columbia Property Trust, Inc.
Management & Investor Contacts

Corporate

One Glenlake Parkway, Suite 1200
Atlanta, Georgia 30328
404.465.2200
www.columbiapropertytrust.com

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

Drew Cunningham
Senior Vice President
Real Estate Operations

David Dowdney
Senior Vice President
Western Region

Wendy Gill
Senior Vice President
Corporate Operations and
Chief Accounting Officer

Kevin Hoover
Senior Vice President
Real Estate Transactions

Board of Directors

Charles R. Brown
Independent Director

Richard W. Carpenter
Independent Director

John L. Dixon
Independent Director
Chairman

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Michael S. Robb
Independent Director

George W. Sands
Independent Director

Thomas G. Wattles
Independent Director

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbiapropertytrust.com

Tripp Sullivan
SCR Partners, LLC
T 615-760-1104
E TSullivan@SCR-ir.com

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbiapropertytrust.com

Supplemental Information - Q2 2015 3

Unaudited As of Period End 6/30/2015 Select Portfolio Statistics Number of Properties / Buildings 39 / 55 Office Rentable Square Footage (in thousands) 16,260 Percent Leased 92.1% Percent Occupied 90.9% Percentage of Properties Multi-Tenant / Single (1) 72% / 28% Office Percentage of Portfolio (2) 98% Numbers of Markets / States (3) 15 / 13 Percentage of Portfolio Central Business District / Suburban (1) 60% / 40% Weighted Average Tenant Credit Rating (1) (4) A- Weighted Average Lease Term Remaining (1) 5.7 Years Balance Sheet ($ in thousands) Gross Real Estate Assets (5) 5,778,566 Gross Real Estate Assets - Unencumbered (5) (6) 4,204,384 Total Gross Debt (7) 2,138,696 Percentage of Gross Real Estate Assets - Unencumbered / Gross Real Estate Assets 72.8% Total Gross Debt / Gross Real Estate Assets 37.0% Rating / Outlook Standard & Poor's BBB- / Positive Moody's Baa2 / Stable Number of Employees 101 (1) Based on Annualized Lease Revenue (ALR). (2) Based on square feet. (3) Includes Washington, D.C. 4 Columbia Property Trust, Inc. Company Overview Supplemental Information - Q2 2015 (6) Unencumbered assets are those not subject to mortgage debt. (4) Based on rated tenants. (5) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. Account balances are also included in real estate assets held for sale and other assets held for sale. Columbia Property Trust, Inc. (the "Company") is a fully integrated office REIT with a focus on investing in and managing high quality commercial office properties in primary U.S. markets nationwide. As of June 30, 2015, the Company owned controlling interests in 38 office properties and one hotel, which included 55 operational buildings. These office properties comprised approximately 16.3 million square feet of commercial space and are located in 12 states and the District of Columbia. Of the office properties, 37 are wholly owned and one is owned through a consolidated subsidiary. As of June 30, 2015, the office properties were 92.1% leased. The Company is based in Atlanta, GA. For more information about Columbia Property Trust, please visit our website at www.columbiapropertytrust.com. This data supplements the information provided in our reports filed with the Securities and Exchange Commission and should be reviewed in conjunction with such filings. (7) Total Gross Debt includes (i) line of credit and notes payable, and (ii) bonds payable. Account balances are also included in liabilities held for sale.

Columbia Property Trust, Inc.

Capitalization Analysis & Research Coverage

Unaudited ($ in thousands except for per-share data and percentages)

	Three Months Ended				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	124,925	124,903	124,868	124,863	124,860
Weighted-Average Shares Outstanding - Diluted	125,017	124,935	124,944	124,938	124,919
High Closing Price	27.45	27.67	25.79	26.09	29.13
Low Closing Price	24.55	24.08	23.80	23.85	26.01
Average Closing Price	26.40	25.59	25.15	25.37	27.24
Closing Price (as of period end)	24.55	27.02	25.35	23.87	26.01
Dividends / Share (annualized)	1.20	1.20	1.20	1.20	1.20
Dividend Yield (annualized) (1)	4.9%	4.4%	4.7%	5.0%	4.6%
Common Shares Outstanding (1)	125,076	125,077	124,973	124,969	124,966
Market Value of Common Shares (1)	3,070,616	3,379,581	3,168,066	2,983,010	3,250,366
Total Market Capitalization (1) (2)	5,209,312	5,514,596	4,848,950	4,823,834	4,887,010

Equity Research Coverage

Evercore ISI
Sheila McGrath
212-497-0882

Goldman Sachs & Co.
Brad Burke
917-343-2082

JMP Securities
Mitch Germain
212-906-3546

Morgan Stanley
Vance Edelson
212-761-4000

Oppenheimer & Co
Steve Manaker
212-667-5950

Wunderlich Securities, Inc.
Craig Kucera
540-277-3366

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Rating Agencies

Moody's Investor Services
Lori Marks
212-553-1098

Standard & Poor's
Jaime Gitler
212-438-5049

(1) Based on closing price and ending shares for the last trading day of quarter.

(2) Market value of shares plus gross debt as of quarter end.

Supplemental Information - Q2 2015 5

Unaudited Per share Low High Net Income 0.17$ 0.23$ Real Estate Depreciation & Amortization 1.66 1.66 Funds From Operations 1.83$ 1.89$ Acquisition Costs 0.02 0.02 Normalized Funds From Operations 1.85$ 1.91$ 2015 Portfolio Assumptions Leased percentage at year end: 91% to 93% GAAP Straight Line Rental Income: $14MM to $17MM General & Administrative: $31MM to $33MM (1) 2015 Transaction Assumptions Dispositions: $500MM to $600MM ($433MM completed to date) Acquisitions: $1.1B ($588MM completed & $516MM announced to date) 2015 Other Assumptions Weighted-average common shares outstanding - diluted: 125MM (1) Excludes any unusual or one-time items. 6 Columbia Property Trust, Inc. 2015 Guidance Twelve Months Ended 12/31/2015 Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Friday, July 31, 2015, at 10:00 a.m. ET to discuss financial results, business highlights and provide a Company update. The number to call for this interactive teleconference is (412) 317-6016. A replay of the conference call will be available through August 7, 2015, by dialing (877) 344-7529 and entering the confirmation number, 10067522. NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. Supplemental Information - Q2 2015

Columbia Property Trust, Inc.

Select Performance Information

Unaudited ($ in thousands except for square feet, per-share data, percentages and ratios)

	Three Months Ended				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Operating Information					
Percent Leased (as of period end) (page 22)	92.1%	92.3%	93.3%	93.5%	93.5%
New Leases - Square Feet (page 21)	60,508	190,099	134,072	78,043	129,729
Renewal Leases - Square Feet (page 21)	104,705	40,050	189,393	44,986	63,558
Rental Income (page 9)	112,916	112,809	105,215	104,938	103,821
Total Revenues (page 9)	148,124	147,543	137,891	136,981	136,757
Straight Line Rent (page 11)	3,822	3,937	2,288	2,195	1,789
Total Operating Expenses (page 9)	118,364	122,007	119,512	112,153	110,532
Recurring Capital (page 23)	15,005	13,147	20,937	10,491	11,203
Non-Recurring Capital (page 23)	13,289	10,755	5,141	7,917	13,776
Cash NOI (page 12)	87,068	85,001	80,940	86,125	86,783
Adjusted EBITDA (page 26)	87,313	84,769	79,444	81,984	84,006
Net Income (page 9)	8,709	5,598	56,226	24,988	8,021
Net Income per Share - Basic & Diluted	0.07	0.04	0.45	0.20	0.06
Normalized FFO (page 11)	66,260	65,296	61,360	64,102	66,595
Normalized FFO per Share - Basic & Diluted	0.53	0.52	0.49	0.51	0.53
AFFO (page 11)	45,836	46,238	35,108	49,400	56,034
AFFO per Share - Basic & Diluted	0.37	0.37	0.28	0.40	0.45
Dividends	37,523	37,523	37,491	37,492	37,490
Dividends per Share	0.30	0.30	0.30	0.30	0.30
Balance Sheet Information (as of period end)					
Gross Real Estate Assets (1)	5,778,566	5,792,468	5,216,396	5,497,405	5,274,020
Total Assets	5,126,233	5,157,608	4,738,878	4,883,587	4,681,371
Net Debt (2)	2,103,783	2,102,533	1,530,276	1,793,510	1,586,366
Gross Debt (3)	2,138,696	2,135,015	1,680,884	1,840,824	1,636,644
Ratios					
NOI Margin (4)	62.9%	62.1%	62.2%	65.2%	65.5%
Fixed Charge Coverage Ratio (5)	4.03	4.16	4.28	4.52	4.74
Net Debt (Average) to Adjusted EBITDA (6)	5.99	5.87	4.82	5.47	4.72
Gross Debt / Gross Real Estate Assets (as of period end)	37.0%	36.9%	32.2%	33.5%	31.0%
Normalized FFO Payout Ratio (7)	56.6%	57.5%	61.1%	58.5%	56.3%
AFFO Payout Ratio (8)	81.9%	81.2%	106.8%	75.9%	66.9%

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. Account balances are also included in real estate assets held for sale and other assets held for sale.

(2) Net debt is calculated as the total principal amount of debt outstanding less cash and cash equivalents and discount on bonds payable.

(3) Total Gross Debt includes (i) line of credit and notes payable, and (ii) bonds payable. Account balances are also included in liabilities held for sale.

(4) NOI margin is calculated as GAAP NOI divided by total GAAP revenues for continuing and discontinued operations.

(5) Fixed charge coverage is calculated as Adjusted EBITDA divided by the sum of interest expense, principal amortization, and capitalized interest.

(6) Net debt is calculated as the quarterly average of principal debt outstanding less cash and cash equivalents and discount on bonds payable. Prior to first quarter 2015, net debt is calculated as of the last day of the quarter. Adjusted EBITDA is annualized for purposes of the calculation.

(7) Calculated as dividends divided by Normalized FFO for the quarter.

(8) Calculated as dividends divided by AFFO for the quarter.

NOTE: This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 25, 26 & 27. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations can be found on page 28.

Supplemental Information - Q2 2015 7

Columbia Property Trust, Inc.

Consolidated Balance Sheet

Unaudited (in thousands)

	As of Period End				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Assets:					
Real estate assets, at cost:					
Land	$ 849,042	$ 912,035	$ 785,101	$ 789,967	$ 749,068
Buildings and improvements	3,687,609	4,083,182	3,686,529	3,676,473	3,662,480
Buildings and improvements, accumulated depreciation	(616,274)	(693,780)	(660,098)	(630,114)	(641,687)
Intangible lease asset	530,299	608,689	560,890	561,859	578,162
Intangible lease asset, accumulated amortization	(264,564)	(316,720)	(313,822)	(302,713)	(308,341)
Construction in progress	39,777	27,201	17,962	16,479	18,943
Real estate assets held for sale	512,304	-	-	257,768	64,336
Real estate assets held for sale, accumulated depreciation	(139,820)	-	-	(46,637)	(14,527)
Total real estate assets	**$ 4,598,373**	**$ 4,620,607**	**$ 4,076,562**	**$ 4,323,082**	**$ 4,108,434**
Cash and cash equivalents	33,742	31,236	149,790	46,433	49,334
Tenant receivables, net of allowance for doubtful accounts	8,551	10,859	6,945	8,200	7,154
Straight line rent receivable	107,727	121,098	116,489	113,645	117,991
Prepaid expenses and other assets	28,910	29,728	52,143	28,320	27,974
Deferred financing costs, less accumulated amortization	9,811	10,653	8,426	9,334	9,527
Intangible lease origination costs	263,845	326,355	325,154	329,538	355,393
Intangible lease origination costs, accumulated amortization	(179,438)	(220,596)	(219,626)	(216,091)	(221,615)
Deferred lease costs	135,000	147,006	139,584	131,511	138,736
Deferred lease costs, accumulated amortization	(37,166)	(39,338)	(36,589)	(34,238)	(33,096)
Investment in development authority bonds	120,000	120,000	120,000	120,000	120,000
Other assets held for sale	78,948	-	-	37,484	5,835
Other assets held for sale, accumulated amortization	(42,070)	-	-	(13,631)	(4,296)
Total assets	**$ 5,126,233**	**$ 5,157,608**	**$ 4,738,878**	**$ 4,883,587**	**$ 4,681,371**
Liabilities:					
Line of credit and notes payable	$ 1,517,696	$ 1,535,015	$ 1,430,884	$ 1,590,824	$ 1,386,644
Bonds payable	600,000	600,000	250,000	250,000	250,000
Discount on bonds payable	(1,171)	(1,246)	(818)	(881)	(944)
Accounts payable, accrued expenses, and accrued capital expenditures	93,144	97,973	106,276	100,911	98,737
Deferred income	22,304	25,688	24,753	26,478	24,353
Intangible lease liabilities	150,994	164,994	159,240	159,241	155,014
Intangible lease liabilities, accumulated amortization	(79,607)	(86,922)	(84,935)	(80,043)	(78,945)
Obligations under capital leases	120,000	120,000	120,000	120,000	120,000
Liabilities held for sale	31,901	-	-	5,469	5,046
Liabilities held for sale, accumulated amortization	(3,662)	-	-	(2,432)	(3,719)
Total liabilities	**$ 2,451,599**	**$ 2,455,502**	**$ 2,005,400**	**$ 2,169,567**	**$ 1,956,186**
Equity:					
Common stock	$ 1,250	$ 1,250	$ 1,249	$ 1,249	$ 1,249
Additional paid in capital	4,603,107	4,602,201	4,601,808	4,601,363	4,600,874
Cumulative distributions in excess of earnings	(1,928,350)	(1,899,536)	(1,867,611)	(1,886,346)	(1,873,842)
Other comprehensive loss	(1,373)	(1,809)	(1,968)	(2,246)	(3,096)
Total equity	**$ 2,674,634**	**$ 2,702,106**	**$ 2,733,478**	**$ 2,714,020**	**$ 2,725,185**
Total liabilities and equity	**$ 5,126,233**	**$ 5,157,608**	**$ 4,738,878**	**$ 4,883,587**	**$ 4,681,371**

Supplemental Information - Q2 2015 8

Unaudited (in thousands, except per-share amounts) 6/30/2015 3/31/2015 12/31/2014 9/30/2014 6/30/2014 Revenues: Rental income 112,916$ 112,809$ 105,215$ 104,938$ 103,821$ Tenant reimbursements 26,519 28,249 24,847 23,861 22,934 Hotel income 6,964 4,993 5,587 6,732 6,505 Other property income (1) 430 353 413 573 359 Lease termination income (2) 1,295 1,139 1,829 877 3,138 Total revenues 148,124$ 147,543$ 137,891$ 136,981$ 136,757$ Operating expenses: Property operating costs 48,083 49,754 44,766 41,144 38,832 Hotel operating costs 5,147 4,591 4,923 5,039 4,689 Asset and property management fees 503 397 612 682 675 Depreciation 33,813 34,007 30,313 29,980 30,169 Amortization 23,738 23,219 20,625 19,476 20,221 Impairment loss on real estate assets - - 10,148 - 1,432 General and administrative 7,080 8,044 8,081 7,836 8,412 Acquisition fees and expenses - 1,995 44 7,996 6,102 Total operating expenses 118,364$ 122,007$ 119,512$ 112,153$ 110,532$ Operating income 29,760$ 25,536$ 18,379$ 24,828$ 26,225$ Other income (expense): Interest expense (20,965) (19,684) (17,868) (17,473) (17,060) Capital lease obligation interest expense (1,800) (1,800) (1,800) (1,800) (1,800) Development authority bond income 1,800 1,800 1,800 1,800 1,800 Interest and other income 7 33 60 3 2 Interest rate swap valuation adjustment 1,319 1,315 1,322 1,300 1,227 Interest expense associated with interest rate swaps (1,321) (1,321) (1,330) (1,328) (1,332) Loss on early extinguishment of debt - (477) (23) - - Total other income (expense) (20,960)$ (20,134)$ (17,839)$ (17,498)$ (17,163)$ 8,800$ 5,402$ 540$ 7,330$ 9,062$ Income tax (expense) benefit (91) 196 (246) (409) (351) 8,709$ 5,598$ 294$ 6,921$ 8,711$ Gain on sale of real estate assets - - 56,668 18,607 - Income from continuing operations 8,709$ 5,598$ 56,962$ 25,528$ 8,711$ Discontinued operations: Operating loss - - (87) (540) (40) Loss on disposition of discontinued operations - - (649) - (650) Loss from discontinued operations -$ -$ (736)$ (540)$ (690)$ 8,709$ 5,598$ 56,226$ 24,988$ 8,021$ 124,925 124,903 124,868 124,863 124,860 0.07$ 0.04$ 0.45$ 0.20$ 0.06$ 125,017 124,935 124,944 124,938 124,919 0.07$ 0.04$ 0.45$ 0.20$ 0.06$ (1) Other property income includes (i) property management fee income, (ii) cafeteria revenue and (iii) fitness center revenue. Supplemental Information - Q2 2015 9 Columbia Property Trust, Inc. Consolidated Statements of Operations (3) Includes nonrecurring fees incurred under the consulting and transition services agreements which were terminated at expiration effective (2) Includes adjustments for straight-line rent related to lease terminations. Net income per share - basic Net income Weighted-average common shares outstanding - basic Weighted-average common shares outstanding - diluted Net income per share - diluted Three Months Ended Income before income tax (expense) benefit and gains on sale of real estate assets Income from continuing operations before gains on sale of real estate assets

Columbia Property Trust, Inc.

Discontinued Operations Statement of Income

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Revenues:					
Rental income	$ -	$ -	$ -	$ -	$ 1
Tenant reimbursements	-	-	-	15	151
Total revenues	$ -	$ -	$ -	$ 15	$ 152
Operating expenses:					
Property operating costs	-	-	8	7	82
Asset and property management fees	-	-	-	-	-
General and administrative	-	-	79	548	110
Total operating expenses	$ -	$ -	$ 87	$ 555	$ 192
Operating loss	$ -	$ -	$ (87)	$ (540)	$ (40)
Other income (expense):					
Interest and other income	-	-	-	-	-
Total other income (expense)	$ -	$ -	$ -	$ -	$ -
Loss before income tax (expense) benefit	$ -	$ -	$ (87)	$ (540)	$ (40)
Income tax benefit	-	-	-	-	-
Operating loss from discontinued operations	$ -	$ -	$ (87)	$ (540)	$ (40)
Loss on disposition of discontinued operations	-	-	(649)	-	(650)
Loss from discontinued operations	$ -	$ -	$ (736)	$ (540)	$ (690)
Weighted-average common shares outstanding - basic	124,925	124,903	124,868	124,863	124,860
Loss per share - basic	$ -	$ -	$ (0.01)	$ (0.00)	$ (0.01)
Weighted-average common shares outstanding - diluted	125,017	124,935	124,944	124,938	124,919
Loss per share - diluted	$ -	$ -	$ (0.01)	$ (0.00)	$ (0.01)

Supplemental Information - Q2 2015 10

Columbia Property Trust, Inc.

Normalized Funds From Operations - NFFO

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Net Operating Income - Cash Basis	**$ 87,068**	**$ 85,001**	**$ 80,940**	**$ 86,125**	**$ 86,783**
Lease termination income (1)	1,295	1,139	1,254	(181)	6,314
General and administrative (G&A)	(7,080)	(8,044)	(8,081)	(7,836)	(8,412)
Shelf registration costs	-	-	-	269	-
Stock based compensation expense in G&A (2)	1,015	1,014	464	488	516
Straight-line rent receivable write-off in G&A (3)	4	6	203	-	114
Interest expense - cash (net)	(21,370)	(19,927)	(18,410)	(18,017)	(17,617)
Income tax (expense) benefit	(91)	196	(246)	(409)	(351)
Operating loss from discontinued operations - cash basis	-	-	(79)	(548)	(110)
Recurring capital expenditures (4)	(15,005)	(13,147)	(20,937)	(10,491)	(11,203)
AFFO	**$ 45,836**	**$ 46,238**	**$ 35,108**	**$ 49,400**	**$ 56,034**
AFFO per share (basic)	**$ 0.37**	**$ 0.37**	**$ 0.28**	**$ 0.40**	**$ 0.45**
AFFO per share (diluted)	**$ 0.37**	**$ 0.37**	**$ 0.28**	**$ 0.40**	**$ 0.45**
Additional amortization of lease assets (liabilities) (5)	2,210	2,742	2,555	931	924
Straight-line rental income (6)	3,822	3,937	2,660	3,253	(1,501)
Gain on interest rate swaps	1,319	1,315	1,322	1,300	1,227
Stock based compensation expense in G&A (2)	(1,015)	(1,014)	(464)	(488)	(516)
Non-cash interest expense (7)	(917)	(1,069)	(758)	(785)	(776)
Total other non-cash adjustments	5,419	5,911	5,315	4,211	(642)
Recurring capital expenditures (4)	15,005	13,147	20,937	10,491	11,203
Normalized FFO	**$ 66,260**	**$ 65,296**	**$ 61,360**	**$ 64,102**	**$ 66,595**
Normalized FFO per share (basic)	**$ 0.53**	**$ 0.52**	**$ 0.49**	**$ 0.51**	**$ 0.53**
Normalized FFO per share (diluted)	**$ 0.53**	**$ 0.52**	**$ 0.49**	**$ 0.51**	**$ 0.53**
Weighted-average common shares outstanding - basic	124,925	124,903	124,868	124,863	124,860
Weighted-average common shares outstanding - diluted	125,017	124,935	124,944	124,938	124,919

(1) Effective January 1, 2015, lease termination income is presented on an accrual basis. Prior to that date, lease termination income is presented on a cash basis.

(2) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.

(3) Includes adjustments for straight line-rent related to lease terminations within general and administrative expense.

(4) See page 28 of this supplemental report for a description of Recurring Capital Expenditures.

(5) GAAP implicitly assumes that the value of intangible lease assets (liabilities) diminishes predictably over time and, thus, requires these charges to be recognized ratably over the respective lease terms. Such intangible lease assets (liabilities) arise from the allocation of acquisition price related to direct costs associated with obtaining a new tenant, the value of opportunity costs associated with lost rentals, the value of tenant relationships, and the value of effective rental rates of in-place leases that are above or below market rates of comparable leases at the time of acquisition. Like real estate values, market lease rates in aggregate have historically risen or fallen with local market conditions.

(6) Prior to first quarter 2015, adjustments for straight-line rent related to lease terminations were included.

(7) This item represents amortization of financing costs paid in connection with executing our debt instruments, and the accretion of premiums (and amortization of discounts) on certain of our debt instruments. GAAP requires these items to be recognized over the remaining term of the respective debt instrument, which may not correlate with the ongoing operations of our real estate portfolio.

Supplemental Information - Q2 2015 11

Columbia Property Trust, Inc.

Net Operating Income

Unaudited (in thousands)

	Three Months Ended				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
GAAP Basis					
Revenues:					
Rental Income	$ 93,185	$ 93,059	$ 94,415	$ 93,857	$ 92,924
Tenant Reimbursements	23,844	25,294	23,926	23,430	21,969
Hotel Income	6,964	4,993	5,587	6,732	6,505
Other Property Income	420	349	406	573	359
Total Revenues	**$ 124,413**	**$ 123,695**	**$ 124,334**	**$ 124,592**	**$ 121,757**
Operating Expenses:					
Property Operating Costs	(39,787)	(41,627)	(41,087)	(39,070)	(36,805)
Hotel Operating Costs	(5,147)	(4,591)	(4,923)	(5,039)	(4,689)
Total Operating Expenses	**$ (44,934)**	**$ (46,218)**	**$ (46,010)**	**$ (44,109)**	**$ (41,494)**
Net Operating Income GAAP - Same Store	**$ 79,479**	**$ 77,477**	**$ 78,324**	**$ 80,483**	**$ 80,263**
Net Operating Income from:					
Acquisitions (1)	13,618	14,186	7,234	3,136	1,869
Dispositions (2)	3	17	175	5,658	7,532
Net Operating Income GAAP - Total	**$ 93,100**	**$ 91,680**	**$ 85,733**	**$ 89,277**	**$ 89,664**
Cash Basis					
Revenues:					
Rental Income	$ 90,529	$ 90,524	$ 92,102	$ 91,500	$ 90,622
Tenant Reimbursements	23,844	25,294	23,926	23,430	21,969
Hotel Income	6,964	4,993	5,587	6,732	6,505
Other Property Income	420	349	405	573	359
Total Revenues	**$ 121,757**	**$ 121,160**	**$ 122,020**	**$ 122,235**	**$ 119,455**
Operating Expenses:					
Property Operating Costs	(39,273)	(41,116)	(40,338)	(38,321)	(36,056)
Hotel Operating Costs	(5,147)	(4,591)	(4,923)	(5,039)	(4,689)
Total Operating Expenses	**$ (44,420)**	**$ (45,707)**	**$ (45,261)**	**$ (43,360)**	**$ (40,745)**
Net Operating Income Cash - Same Store	**$ 77,337**	**$ 75,453**	**$ 76,759**	**$ 78,875**	**$ 78,710**
Net Operating Income from:					
Acquisitions (1)	9,728	9,531	4,009	1,807	943
Dispositions (2)	3	17	172	5,443	7,130
Net Operating Income Cash - Total	**$ 87,068**	**$ 85,001**	**$ 80,940**	**$ 86,125**	**$ 86,783**
Reconciliation of GAAP to Cash Net Operating Income					
Net Operating Income GAAP - Total	**$ 93,100**	**$ 91,680**	**$ 85,733**	**$ 89,277**	**$ 89,664**
Less amounts included in GAAP basis rental income:					
Straight-line rental inc. (excluding lease terminations)	(3,822)	(3,937)	(2,288)	(2,195)	(1,789)
Net effect of above/(below) lease market amortization	(2,210)	(2,742)	(2,505)	(957)	(1,092)
Net Operating Income Cash - Total	**$ 87,068**	**$ 85,001**	**$ 80,940**	**$ 86,125**	**$ 86,783**

(1) Includes the following acquisitions: 315 Park Avenue South, 1881 Campus Commons, 116 Huntington Avenue, 650 California Street, and 221 Main Street.
(2) Includes the following dispositions: Lenox Park Buildings, 9 Technology Drive, 7031 Columbia Gateway Drive, 200 South Orange, and 160 Park Avenue.

Supplemental Information - Q2 2015 12

Columbia Property Trust, Inc.

Debt Overview

Unaudited ($ in thousands) (at 6/30/2015)

Debt Instrument - Secured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Mortgage Notes					
SanTan Corporate Center	October-16	5.83%	Fixed	$ 39,000	1.8%
221 Main Street	May-17	3.95%	Fixed	73,000	3.4%
100 East Pratt (1)	June-17	5.08%	Fixed	105,000	4.9%
215 Diehl Road	July-17	5.55%	Fixed	21,000	1.0%
263 Shuman Boulevard	July-17	5.55%	Fixed	49,000	2.3%
One Glenlake Parkway	December-18	5.80%	Fixed	30,696	1.4%
650 California Street	July-19	3.60%	Fixed	130,000	6.1%
Market Square	July-23	5.07%	Fixed	325,000	15.2%
Weighted Average / Secured - Mortgage Notes	**4.9 Years**	**4.83%**		**$ 772,696**	**36.1%**

Debt Instrument - Unsecured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Bank Facilities					
$450 Million Term Loan (2)	February-16	2.07%	Fixed	$ 450,000	21.0%
$500 Million Revolving Credit Facility (3)	August-17	LIBOR + 110 bps	Floating	316,000	14.8%
Weighted Average / Bank Facilities	**1.2 Years**	**1.79%**		**$ 766,000**	**35.8%**
Senior Notes					
$250 Million Notes @ 5.875%	April-18	5.88%	Fixed	$ 250,000	11.7%
$350 Million Notes @ 4.150%	April-25	4.15%	Fixed	350,000	16.4%
Weighted Average / Senior Notes	**6.8 Years**	**4.87%**		**$ 600,000**	**28.1%**
Weighted Average / Unsecured	**3.7 Years**	**3.14%**		**$ 1,366,000**	**63.9%**

Weighted Average / Total Debt	**4.1 Years**	**3.75%**		**$ 2,138,696**	**100.0%**

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	4.5 Years	4.16%		$ 1,822,696	85.2%
Floating Rate Debt	2.1 Years	1.39%		316,000	14.8%
Total	**4.1 Years**	**3.75%**		**$ 2,138,696**	**100.0%**

(1) Loan is eligible for repayment without penalty beginning July 11, 2015.

(2) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $450 Million Term Loan at 2.07% per annum and terminates on February 3, 2016. The spread over the swapped rate is based on the company's credit rating with a range from 1.15% to 1.95%. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of other comprehensive income. This loan carries two 1-year extension options.

(3) The Revolving Credit Facility ($500MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 1.00% to 1.70% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.70% based on credit rating. This facility carries one 1-year extension option.

Supplemental Information - Q2 2015 13

Unaudited (at 6/30/2015) Bond Covenant Compliance (As defined in Indentures) Metric Actual (6/30/15) Aggregate Debt Test Max 60% 36% Debt Service Test Min 1.50x 3.86x Secured Debt Test Max 40% 13% Maintenance of Total Unencumbered Assets Min 150% 317% Term Loan / Revolving Credit Facility Covenant Compliance (As defined in Credit Agreement) Metric Actual (6/30/15) Secured Debt To Total Asset Value Ratio Max 40% 15% Interest Coverage Ratio (adjusted EBITDA) Min 1.75x 3.69x Debt to Total Asset Value Ratio Max 50% 41% Unencumbered Interest Coverage Ratio Min 2.00x 5.46x Unencumbered Asset Coverage Ratio Min 2.00x 2.67 Supplemental Information - Q2 2015 14 Columbia Property Trust, Inc. Debt Covenant Compliance

Unaudited ($ in thousands) (at 6/30/2015) Secured Debt Unsecured Debt Unsecured Debt Total Debt % of Weighted Average % of Gross Mortgage Notes Bank Facilities Senior Notes Balance Total Debt Rate - Qtr (1) Real Estate Assets -$ -$ -$ -$ 0.0% 0.00% 0.0% 39,000 450,000 - 489,000 22.8% 2.37% 8.4% 248,000 316,000 - 564,000 26.4% 2.93% 9.8% 30,696 - 250,000 280,696 13.1% 5.87% 4.9% 130,000 - - 130,000 6.1% 3.60% 2.2% 325,000 - - 325,000 15.2% 5.07% 5.6% - - 350,000 350,000 16.4% 4.15% 6.1% 772,696$ 766,000$ 600,000$ 2,138,696$ 100.0% 3.75% 37.0% 36.1% 35.8% 28.1% Supplemental Information - Q2 2015 15 Columbia Property Trust, Inc. 2018 2019 2023 2025 Maturity Year 2015 2016 2017 (1) Includes effective rates on variable rate loans swapped to fixed. Debt Maturities % of Total Debt Total $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Maturity Schedule Mortgage Debt Term Loan Line of Credit Bonds 5.87% 2.37% 2.93% 5.07% 3.60% 4.15%

Columbia Property Trust, Inc.

Property Overview

Unaudited (SF & $ in thousands) (at 6/30/2015)

Property	Market	Ownership %	Secured Debt?	Annualized Lease Revenue (ALR)	% of ALR	ALR / Leased S.F.	Rentable S.F.	Leased S.F.	% Leased
University Circle	San Francisco, CA	100%		$ 34,889	6.5%	$ 78.23	451	446	98.9%
333 Market Street	San Francisco, CA	100%		24,369	4.5%	37.09	657	657	100.0%
650 California Street	San Francisco, CA	100%	Yes	21,636	4.0%	51.76	477	418	87.6%
221 Main Street	San Francisco, CA	100%	Yes	20,703	3.9%	56.41	377	367	97.3%
Subtotal - San Francisco				101,597	18.9%	53.81	1,962	1,888	96.2%
Market Square	Washington, D.C.	100%	Yes	51,117	9.5%	81.27	686	629	91.7%
80 M Street	Washington, D.C.	100%		13,372	2.5%	53.06	285	252	88.4%
1881 Campus Commons	Washington, D.C.	100%		6,087	1.1%	31.22	244	195	79.9%
Subtotal - Washington, D.C.				70,576	13.1%	65.59	1,215	1,076	88.6%
222 East 41st Street	New York, NY	100%		28,657	5.3%	81.18	372	353	94.9%
315 Park Avenue South	New York, NY	100%		21,242	4.0%	75.06	328	283	86.3%
Subtotal - New York				49,899	9.3%	78.46	700	636	90.9%
International Financial Tower	Northern New Jersey	100%		23,181	4.3%	37.33	630	621	98.6%
80 Park Plaza	Northern New Jersey	100%		19,874	3.7%	20.70	961	960	99.9%
180 Park Avenue	Northern New Jersey	100%		4,387	0.8%	27.42	224	160	71.4%
170 Park Avenue	Northern New Jersey	100%		-	0.0%	-	145	-	0.0%
Subtotal - Northern New Jersey				47,442	8.8%	27.25	1,960	1,741	88.8%
5 Houston Center	Houston, TX	100%		26,417	4.9%	49.94	581	529	91.0%
Energy Center I	Houston, TX	100%		12,852	2.4%	38.71	332	332	100.0%
515 Post Oak	Houston, TX	100%		3,819	0.7%	26.52	275	144	52.4%
Subtotal - Houston				43,088	8.0%	42.87	1,188	1,005	84.6%
Key Center Tower	Cleveland, OH	100%		38,153	7.1%	32.95	1,276	1,158	90.8%
Key Center Marriott (Hotel)	Cleveland, OH	100%		-	0.0%	-	-	-	0.0%
Subtotal - Cleveland				38,153	7.1%	32.95	1,276	1,158	90.8%
Lindbergh Center	Atlanta, GA	100%		21,708	4.0%	22.73	955	955	100.0%
Three Glenlake Parkway	Atlanta, GA	100%		7,477	1.4%	21.06	355	355	100.0%
One Glenlake Parkway	Atlanta, GA	100%	Yes	5,616	1.1%	25.30	348	222	63.8%
Subtotal - Atlanta				34,801	6.5%	22.72	1,658	1,532	92.4%
100 East Pratt	Baltimore, MD	100%	Yes	26,030	4.8%	40.36	653	645	98.8%
1580 West Nursery Road	Baltimore, MD	100%		8,290	1.5%	26.32	315	315	100.0%
Subtotal - Baltimore				34,320	6.3%	35.75	968	960	99.2%
Acxiom	Chicago, IL	100%		7,002	1.3%	21.75	322	322	100.0%
263 Shuman Boulevard	Chicago, IL	100%	Yes	6,615	1.2%	18.69	354	354	100.0%
Highland Landmark III	Chicago, IL	100%		5,717	1.1%	30.74	273	186	68.1%
The Corridors III	Chicago, IL	100%		5,415	1.0%	25.66	222	211	95.0%
215 Diehl Road	Chicago, IL	100%	Yes	4,161	0.8%	25.69	162	162	100.0%
544 Lakeview	Chicago, IL	100% (1)		1,441	0.3%	20.30	139	71	51.1%
Bannockburn Lake III	Chicago, IL	100%		-	0.0%	-	106	-	0.0%
Subtotal - Chicago				30,351	5.7%	23.24	1,578	1,306	82.8%
550 King Street	Boston, MA	100%		10,717	2.0%	21.87	490	490	100.0%
116 Huntington Avenue	Boston, MA	100%		9,825	1.8%	46.56	271	211	77.9%
Robbins Road	Boston, MA	100%		9,558	1.8%	20.87	458	458	100.0%
Subtotal - Boston				30,100	5.6%	25.97	1,219	1,159	95.1%
Cranberry Woods Drive	Pittsburgh, PA	100%		15,565	2.9%	18.89	824	824	100.0%
South Jamaica Street	Denver, CO	100%		13,064	2.4%	27.33	478	478	100.0%
Sterling Commerce	Dallas, TX	100%		7,880	1.5%	25.42	310	310	100.0%
Pasadena Corporate Park	Los Angeles, CA	100%		7,472	1.4%	30.01	264	249	94.3%
800 North Frederick	Suburban Maryland	100%		7,219	1.3%	18.37	393	393	100.0%
SanTan Corporate Center	Phoenix, AZ	100%	Yes	6,678	1.2%	25.59	267	261	97.8%
Total - All Properties				**$ 538,205**	**100.0%**	**$ 35.94**	**16,260**	**14,976**	**92.1%**

(1) 544 Lakeview is owned through a subsidiary in which Columbia Property Trust holds a 50% ownership interest, and holds a 100% economic interest.

Supplemental Information - Q2 2015 16

Columbia Property Trust, Inc.
Market Summary

Unaudited (SF & $ in thousands) (at 6/30/2015)

Geography	State	Number of Properties	Annualized Lease Revenue (ALR)	% of ALR	Rentable Square Footage	Leased Square Footage	% Leased
San Francisco	CA	4	$ 101,597	18.9%	1,962	1,888	96.2%
Washington, D.C.	DC	3	70,576	13.1%	1,215	1,076	88.6%
New York	NY	2	49,899	9.3%	700	636	90.9%
Northern New Jersey	NJ	4	47,442	8.8%	1,960	1,741	88.8%
Houston	TX	3	43,088	8.0%	1,188	1,005	84.6%
Cleveland	OH	2	38,153	7.1%	1,276	1,158	90.8%
Atlanta	GA	3	34,801	6.5%	1,658	1,532	92.4%
Baltimore	MD	2	34,320	6.3%	968	960	99.2%
Chicago	IL	7	30,351	5.7%	1,578	1,306	82.8%
Boston	MA	3	30,100	5.6%	1,219	1,159	95.1%
Pittsburgh	PA	1	15,565	2.9%	824	824	100.0%
Denver	CO	1	13,064	2.4%	478	478	100.0%
Dallas	TX	1	7,880	1.5%	310	310	100.0%
Los Angeles	CA	1	7,472	1.4%	264	249	94.3%
Suburban Maryland	MD	1	7,219	1.3%	393	393	100.0%
Phoenix	AZ	1	6,678	1.2%	267	261	97.8%
Total		**39**	**$ 538,205**	**100.0%**	**16,260**	**14,976**	**92.1%**

Market Distribution by Annualized Lease Revenue


Other
10.7%
San Francisco
18.9%
Boston
5.6%
Chicago
5.7%
Baltimore
6.3%
Washington, D.C.
13.1%
Atlanta
6.5%
Cleveland
7.1%
Houston
8.0%
Northern New Jersey
8.8%
New York
9.3%

Supplemental Information - Q2 2015 17

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile

Unaudited (SF & $ in thousands) (at 6/30/2015)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR)	% of ALR	Leased Square Footage	% of Leased Square Footage	Wtg Ave Remaining Lease Term Years (2)
Jones Day	Not Rated	1	$ 28,124	5.2%	353	2.4%	1.3
Wells Fargo Bank N.A.	AA-	3	28,084	5.2%	699	4.7%	10.1
AT&T Corporation/AT&T Services	BBB+	1	21,708	4.0%	955	6.4%	5.5
IBM	AA-	4	20,824	3.9%	977	6.5%	2.8
Credit Suisse	A	2	20,318	3.8%	281	1.9%	2.3
Keybank National Association	A-	1	20,062	3.7%	676	4.5%	10.4
PSEG Services Corporation	BBB+	1	19,874	3.7%	961	6.4%	14.3
Pershing LLC	A+	1	17,161	3.2%	471	3.1%	5.9
Westinghouse Electric Company	BBB	1	15,565	2.9%	824	5.5%	9.9
T Rowe Price Associates Inc.	Not Rated	1	15,411	2.9%	425	2.8%	12.5
CH2M Hill, Inc.	Not Rated	1	13,064	2.4%	478	3.2%	2.3
Foster Wheeler	BBB-	1	12,850	2.4%	332	2.2%	3.2
Alcatel-Lucent	B-	1	9,558	1.8%	458	3.1%	1.6
Fulbright & Jaworski	Not Rated	1	9,039	1.7%	127	0.8%	-
Newell Rubbermaid, Inc.	BBB-	2	8,945	1.7%	411	2.7%	5.3
Northrop Grumman Systems Corporation	BBB+	1	8,291	1.5%	315	2.1%	2.3
DLA Piper US, LLP	Not Rated	1	7,930	1.5%	119	0.8%	3.0
Shearman & Sterling	Not Rated	1	7,375	1.4%	93	0.6%	0.8
Acxiom/May and Speh Inc	BB	1	7,002	1.3%	322	2.2%	6.4
DocuSign, Inc.	Not Rated	1	6,778	1.3%	102	0.7%	9.1
Subtotal - Top 20			**$ 297,963**	**55.5%**	**9,379**	**62.6%**	**6.0**
All other			240,242	44.5%	5,597	37.4%	5.0
Total			**$ 538,205**	**100.0%**	**14,976**	**100.0%**	**5.7**

Tenant Industry Profile (2)


Services - Legal Services
16.5%
Fire - Depository Institutions
13.0%
Services - Business Services
9.4%
Fire - Security And Commodity Brokers
9.3%
Trans & Util - Electric, Gas, And Sanitary Services
7.2%
Services - Engineering & Management Services
6.0%
Trans & Util - Communication
5.4%
Manf. - Industrial Machinery And Equipment
4.4%
Manf. - Transportation Equipment
3.2%
Retail - Miscellaneous Retail
2.5%
Other
23.1%

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.

(2) Based on Annualized Lease Revenue.

Supplemental Information - Q2 2015 18

Unaudited (SF & $ in thousands) (at 6/30/2015) Expiring Annualized Lease Revenue (ALR) % of ALR Expiring Expiring Rentable Square Footage % of Rentable Square Footage Expiring -$ 0.0% 1,284 7.9% 10,431 1.9% 319 2.0% 66,309 12.3% 1,338 8.2% 86,348 16.0% 2,685 16.5% 45,175 8.4% 1,000 6.2% 19,721 3.7% 475 2.9% 41,922 7.8% 1,316 8.1% 65,781 12.2% 2,086 12.8% 32,584 6.1% 870 5.4% 27,024 5.0% 715 4.4% 12,214 2.3% 246 1.5% 20,171 3.7% 938 5.8% 32,124 6.0% 883 5.4% 2,079 0.4% 33 0.2% 15,411 2.9% 425 2.6% 60,911 11.3% 1,647 10.1% 538,205$ 100.0% 16,260 100.0% Supplemental Information - Q2 2015 19 Columbia Property Trust, Inc. NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. Vacant 2015 2016 2017 Year 2018 2019 2020 2021 2022 Lease Expiration Schedule 2023 2029+ Total 2024 2025 2026 2027 2028 1.9% 12.3% 16.0% 8.4% 3.7% 7.8% 12.2% 6.1% 5.0% 2.3% 3.7% 6.0% 0.4% 2.9% 11.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029+ Lease Expiration Schedule % of ALR Expiring

Columbia Property Trust, Inc.

Lease Expiration by Market

Unaudited (in thousands, except square footage & percentages)

	Three Months Ended											
	09/30/15			12/31/15			03/31/16			06/30/16		
Geography	**Expiring Square Footage**	**Expiring ALR (1)**		**Expiring Square Footage**	**Expiring ALR (1)**		**Expiring Square Footage**	**Expiring ALR (1)**		**Expiring Square Footage**	**Expiring ALR (1)**	
San Francisco	7,121	$	323	1,253	$	66	41,315	$	2,307	122,543	$	4,884
Washington, D.C.	80,091		5,531	5,104		267	-		-	129,304		8,913
New York	-		-	-		-	-		-	-		-
Northern New Jersey	3,471		269	136,565		1,276	-		-	-		-
Houston	-		-	-		-	-		-	-		-
Cleveland	62,011		1,911	-		-	-		-	4,977		150
Atlanta	-		-	6,450		190	-		-	-		-
Baltimore	-		-	-		-	7,986		312	-		-
Chicago	-		-	14,772		504	-		-	29,295		797
Boston	-		-	2,179		94	-		-	-		-
Pittsburgh	-		-	-		-	-		-	-		-
Denver	-		-	-		-	-		-	-		-
Dallas	-		-	-		-	-		-	-		-
Los Angeles	-		-	-		-	-		-	-		-
Suburban Maryland	-		-	-		-	-		-	393,000		7,219
Phoenix	-		-	-		-	-		-	-		-
Total	**152,694**	**$**	**8,034**	**166,323**	**$**	**2,397**	**49,301**	**$**	**2,619**	**679,119**	**$**	**21,963**
% of Total Portfolio	**0.9%**		**1.5%**	**1.0%**		**0.4%**	**0.3%**		**0.5%**	**4.2%**		**4.1%**

(1) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.

Supplemental Information - Q2 2015 20

Columbia Property Trust, Inc.

Leasing Summary

Unaudited, Weighted average unless otherwise noted

Renewal Leases	Three Months Ended				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Number of Leases	13	1	6	6	7
Square Feet of Leasing	104,705	40,050	189,393	44,986	63,558
Lease Term (months)	99	52	157	158	81
Cash Rent Releasing Spread	22.8%	46.6%	-0.8%	40.1%	-1.4%
GAAP Rent Releasing Spread	36.7%	69.4%	6.5%	49.5%	12.2%
Tenant Improvements per Square Foot	35.01	7.50	91.41	82.84	43.48
Leasing Commissions per Square Foot	16.18	12.00	44.50	3.58	30.10
Total per Square Foot	**$ 51.19**	**$ 19.50**	**$ 135.91**	**$ 86.42**	**$ 73.58**
Tenant Improvements per Square Foot per Year of Lease Term	4.23	1.72	7.01	6.29	6.46
Leasing Commissions per Square Foot per Year of Lease Term	1.96	2.76	3.41	0.27	4.48
Total per Square Foot per Year	**$ 6.19**	**$ 4.48**	**$ 10.42**	**$ 6.56**	**$ 10.94**

New Leases (Space Vacant > 1 Year)	Three Months Ended				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Number of Leases	10	4	6	8	9
Square Feet of Leasing	22,682	53,924	38,361	71,756	125,189
Lease Term (months)	81	100	89	93	126
Tenant Improvements per Square Foot	27.22	62.88	57.07	56.97	48.59
Leasing Commissions per Square Foot	7.11	18.31	20.20	20.69	19.06
Total per Square Foot	**$ 34.33**	**$ 81.19**	**$ 77.27**	**$ 77.66**	**$ 67.65**
Tenant Improvements per Square Foot per Year of Lease Term	4.03	7.52	7.70	7.37	4.62
Leasing Commissions per Square Foot per Year of Lease Term	1.05	2.19	2.72	2.68	1.81
Total per Square Foot per Year	**$ 5.08**	**$ 9.71**	**$ 10.42**	**$ 10.04**	**$ 6.43**

New Leases (Space Vacant < 1 Year) (1)	Three Months Ended				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Number of Leases	5	4	7	1	2
Square Feet of Leasing	37,826	136,175	95,711	6,287	4,540
Lease Term (months)	80	129	103	88	42
Cash Rent Releasing Spread	21.8%	64.3%	6.2%	187.5%	1.0%
GAAP Rent Releasing Spread	33.9%	85.3%	14.6%	225.1%	14.0%
Tenant Improvements per Square Foot	37.39	77.07	43.24	53.33	9.72
Leasing Commissions per Square Foot	26.10	35.73	28.42	20.00	12.25
Total per Square Foot	**$ 63.49**	**$ 112.80**	**$ 71.66**	**$ 73.33**	**$ 21.97**
Tenant Improvements per Square Foot per Year of Lease Term	5.62	7.16	5.02	7.27	2.77
Leasing Commissions per Square Foot per Year of Lease Term	3.92	3.32	3.30	2.73	3.49
Total per Square Foot per Year	**$ 9.54**	**$ 10.48**	**$ 8.32**	**$ 10.00**	**$ 6.26**

Total Leases	Three Months Ended				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Number of Leases	28	9	19	15	18
Square Feet of Leasing	165,213	230,149	323,465	123,029	193,287
Lease Term (months)	92	113	141	117	111
Cash Rent Releasing Spread	22.5%	61.3%	0.7%	58.7%	-1.2%
GAAP Rent Releasing Spread	35.8%	82.7%	8.2%	71.6%	12.3%
Tenant Improvements per Square Foot	35.07	65.03	79.44	66.60	46.31
Leasing Commissions per Square Foot	18.27	29.35	39.53	14.15	22.36
Total per Square Foot	**$ 53.34**	**$ 94.38**	**$ 118.97**	**$ 80.75**	**$ 68.67**
Tenant Improvements per Square Foot per Year of Lease Term	4.52	6.30	6.50	6.97	5.18
Leasing Commissions per Square Foot per Year of Lease Term	2.28	2.96	3.30	1.80	2.73
Total per Square Foot per Year	**$ 6.80**	**$ 9.26**	**$ 9.80**	**$ 8.77**	**$ 7.91**

(1) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q2 2015 21

Unaudited (SF & $ in thousands) (at 6/30/2015) Rentable Leased Percent Square Footage Square Footage Leased As of March 31, 2015 16,272 15,018 92.3% Portfolio Activity (1) Square Footage Adjustments (14) Subtotal 16,258 15,018 92.4% Leasing Activity New Leases (1) 2 79 Lease Expirations/Early Terminations (121) Net Absorption 2 (42) As of June 30, 2015 16,260 14,976 92.1% Supplemental Information - Q2 2015 22 (1) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing tenant. Columbia Property Trust, Inc. Occupancy Summary 93.5% 93.5% 93.3% 92.3% 92.1% 50% 60% 70% 80% 90% 100% 6/30/14 9/30/14 12/31/14 3/31/15 6/30/15 Percent Leased

Unaudited ($ in thousands) 6/30/2015 3/31/2015 12/31/2014 9/30/2014 6/30/2014 Recurring 2,971$ 2,156$ 4,999$ 3,926$ 3,268$ Non-Recurring 6,869 3,977 815 1,616 2,419 Building Capital 9,840$ 6,133$ 5,814$ 5,542$ 5,687$ Recurring 11,219$ 7,366$ 4,350$ 5,294$ 6,512$ Non-Recurring 5,745 2,567 7,068 5,685 2,683 Tenant Improvements 16,964$ 9,933$ 11,418$ 10,979$ 9,195$ Recurring 685$ 2,824$ 7,166$ 1,456$ 709$ Non-Recurring 1,167 1,327 1,208 834 2,619 Leasing Commissions 1,852$ 4,151$ 8,374$ 2,290$ 3,328$ Recurring 130$ 801$ 4,422$ (185)$ 714$ Non-Recurring (492) 2,884 (3,950) (218) 6,055 Other Leasing Costs (362)$ 3,685$ 472$ (403)$ 6,769$ Total Recurring 15,005$ 13,147$ 20,937$ 10,491$ 11,203$ Total Non-Recurring 13,289 10,755 5,141 7,917 13,776 Total Capital Expenditures 28,294$ 23,902$ 26,078$ 18,408$ 24,979$ NOTE: See page 28 of this supplemental report for a description of Recurring and Non-Recurring Capital Expenditures. Supplemental Information - Q2 2015 23 Capital Expenditures Three Months Ended Columbia Property Trust, Inc. Capital Expenditure Summary

Unaudited ($ in thousands) (at 7/30/2015) Acquisitions Location Acquisition Date Percent Ownership Purchase Price Rentable Square Footage $ / SF % Leased at Acquisition 315 Park Avenue South New York, NY 1/7/2015 100.0% 372,000$ 326,812 1,138$ 93.9% 1881 Campus Commons Reston, VA 1/7/2015 100.0% 64,000 244,565 262 78.0% Subtotal (2 Property Portfolio) 436,000$ 571,377 763$ 116 Huntington Avenue Boston, MA 1/8/2015 100.0% 152,000 270,943 561 77.8% 650 California Street San Francisco, CA 9/9/2014 100.0% 310,200 476,592 651 88.1% 221 Main Street San Francisco, CA 4/22/2014 100.0% 228,800 374,598 611 82.8% TOTAL 1,127,000$ 1,693,510 Dispositions Location Disposition Date Percent Ownership Sale Price Rentable Square Footage $ / SF % Leased at Disposition 180 Park Avenue Northern New Jersey 7/1/2015 100.0% 223,837 71.4% 170 Park Avenue Northern New Jersey 7/1/2015 100.0% 145,000 0.0% 1580 West Nursery Road Baltimore, MD 7/1/2015 100.0% 315,350 100.0% Acxiom Chicago, IL 7/1/2015 100.0% 321,852 100.0% Highland Landmark III Chicago, IL 7/1/2015 100.0% 272,975 68.1% The Corridors III Chicago, IL 7/1/2015 100.0% 221,940 95.0% 215 Diehl Road Chicago, IL 7/1/2015 100.0% 161,865 100.0% 544 Lakeview Chicago, IL 7/1/2015 100.0% 139,218 51.1% Bannockburn Lake III Chicago, IL 7/1/2015 100.0% 106,495 0.0% Robbins Road Boston, MA 7/1/2015 100.0% 458,237 100.0% 550 King Street Boston, MA Aug. 2015 (1) 100.0% 490,119 100.0% Subtotal (11 Property Portfolio) (2) 433,250 2,856,888 152 Lenox Park Buildings Atlanta, GA 10/3/2014 100.0% 290,000 1,040,327 279 100.0% 9 Technology Drive Boston, MA 8/22/2014 100.0% 47,000 250,813 187 100.0% 7031 Columbia Gateway Drive Baltimore, MD 7/1/2014 100.0% 59,509 247,624 240 100.0% 200 South Orange Orlando, FL 6/30/2014 100.0% 18,800 128,296 147 100.0% 160 Park Avenue Northern New Jersey 6/4/2014 100.0% 10,200 240,274 42 0.0% 2500 Windy Ridge Parkway Atlanta, GA 11/5/2013 100.0% 315,918 100.0% 4200 Wildwood Parkway Atlanta, GA 11/5/2013 100.0% 265,078 100.0% 4100 - 4300 Wildwood Parkway Atlanta, GA 11/5/2013 100.0% 250,000 80.0% 120 Eagle Rock Northern New Jersey 11/5/2013 100.0% 177,820 35.4% 919 Hidden Ridge Dallas, TX 11/5/2013 100.0% 253,340 100.0% 4300 Centreway Place Dallas, TX 11/5/2013 100.0% 139,445 94.3% One Century Place Nashville, TN 11/5/2013 100.0% 538,790 95.2% Sterling Commerce Center Columbus, OH 11/5/2013 100.0% 322,679 100.0% Chase Center Building Columbus, OH 11/5/2013 100.0% 388,669 100.0% 4241 Irwin Simpson Cincinnati, OH 11/5/2013 100.0% 223,533 100.0% 8990 Duke Road Cincinnati, OH 11/5/2013 100.0% 78,240 100.0% 11200 West Parkland Avenue Milwaukee, WI 11/5/2013 100.0% 229,627 100.0% College Park Plaza Indianapolis, IN 11/5/2013 100.0% 179,460 79.9% 1200 Morris Drive Philadelphia, PA 11/5/2013 100.0% 114,071 100.0% 13655 Riverport Drive St. Louis, MO 11/5/2013 100.0% 188,500 100.0% 15815 25th Avenue West Seattle, WA 11/5/2013 100.0% 87,385 100.0% 16201 25th Avenue West Seattle, WA 11/5/2013 100.0% 68,962 0.0% 333 & 777 Republic Drive Detroit, MI 11/5/2013 100.0% 169,200 100.0% Subtotal (18 Property Portfolio) 521,500 3,990,717 131 DVINTSEV Moscow, Russia 3/21/2013 100.0% 67,500 144,863 466 93.1% TOTAL 1,447,759$ 8,899,802 (1) Anticipated closing date. Supplemental Information - Q2 2015 24 Columbia Property Trust, Inc. Transaction Activity Property Name Property Name (1) Property acquired subsequent to quarter end. Unless explicitly stated, operational and portfolio information contained in this supplement does not reflect this (2) Properties sold subsequent to quarter end. Operational & portfolio information contained in the appendix of this supplemental report (pages 29-36) reflect this transaction.

Columbia Property Trust, Inc.

Adjusted Funds From Operations - AFFO (Reconciliation to Net Income)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Net Income	$ 8,709	$ 5,598	$ 56,226	$ 24,988	$ 8,021
Depreciation of real estate assets	33,813	34,007	30,313	29,980	30,169
Amortization of lease-related costs	23,738	23,219	20,625	19,476	20,221
Loss on disposition of real estate assets - discontinued operations	-	-	649	-	650
Gain on sale of real estate assets - continuing operations	-	-	(56,668)	(18,607)	-
Impairment loss on real estate assets	-	-	10,148	-	1,432
FFO	$ 66,260	$ 62,824	$ 61,293	$ 55,837	$ 60,493
Real estate acquisition-related costs	-	1,995	44	7,996	6,102
Shelf registration costs	-	-	-	269	-
Loss on early extinguishment of debt	-	477	23	-	-
Normalized FFO	$ 66,260	$ 65,296	$ 61,360	$ 64,102	$ 66,595
Normalized FFO per share (basic)	$ 0.53	$ 0.52	$ 0.49	$ 0.51	$ 0.53
Normalized FFO per share (diluted)	$ 0.53	$ 0.52	$ 0.49	$ 0.51	$ 0.53
Additional amortization of lease assets (liabilities) (1)	(2,210)	(2,742)	(2,555)	(931)	(924)
Straight-line rental income (2)	(3,822)	(3,937)	(2,660)	(3,253)	1,501
Gain on interest rate swaps	(1,319)	(1,315)	(1,322)	(1,300)	(1,227)
Stock based compensation expense in G&A (3)	1,015	1,014	464	488	516
Non-cash interest expense (4)	917	1,069	758	785	776
Total other non-cash adjustments	(5,419)	(5,911)	(5,315)	(4,211)	642
Recurring capital expenditures (5)	(15,005)	(13,147)	(20,937)	(10,491)	(11,203)
AFFO	$ 45,836	$ 46,238	$ 35,108	$ 49,400	$ 56,034
AFFO per share (basic)	$ 0.37	$ 0.37	$ 0.28	$ 0.40	$ 0.45
AFFO per share (diluted)	$ 0.37	$ 0.37	$ 0.28	$ 0.40	$ 0.45
Weighted-average common shares outstanding - basic	124,925	124,903	124,868	124,863	124,860
Weighted-average common shares outstanding - diluted	125,017	124,935	124,944	124,938	124,919

(1) GAAP implicitly assumes that the value of intangible lease assets (liabilities) diminishes predictably over time and, thus, requires these charges to be recognized ratably over the respective lease terms. Such intangible lease assets (liabilities) arise from the allocation of acquisition price related to direct costs associated with obtaining a new tenant, the value of opportunity costs associated with lost rentals, the value of tenant relationships, and the value of effective rental rates of in-place leases that are above or below market rates of comparable leases at the time of acquisition. Like real estate values, market lease rates in aggregate have historically risen or fallen with local market conditions.
(2) Prior to first quarter 2015, adjustments for straight-line rent related to lease terminations were included.
(3) This item represents the noncash impact of compensation expense related to stock granted under our 2013 Long-Term Incentive Plan.
(4) This item represents amortization of financing costs paid in connection with executing our debt instruments, and the accretion of premiums (and amortization of discounts) on certain of our debt instruments. GAAP requires these items to be recognized over the remaining term of the respective debt instrument, which may not correlate with the ongoing operations of our real estate portfolio.
(5) See page 28 of this supplemental report for a description of Recurring Capital Expenditures.

Supplemental Information - Q2 2015 25

Columbia Property Trust, Inc.

Net Operating Income and Same Store Net Operating Income - Cash Basis (Reconciliation to Net Income)

Unaudited (in thousands)

	Three Months Ended				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Net Income	$ 8,709	$ 5,598	$ 56,226	$ 24,988	$ 8,021
Interest expense (net)	22,762	21,469	19,638	19,273	18,860
Interest income from development authority bonds	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense (benefit)	91	(196)	246	409	351
Depreciation	33,813	34,007	30,313	29,980	30,169
Amortization	23,738	23,219	20,625	19,476	20,221
EBITDA	$ 87,313	$ 82,297	$ 125,248	$ 92,326	$ 75,822
Impairment loss	-	-	10,148	-	1,432
Gain on sale of real estate assets	-	-	(56,668)	(18,607)	-
Shelf registration costs	-	-	-	269	-
Real estate acquisition-related costs	-	1,995	44	7,996	6,102
Loss on early extinguishment of debt	-	477	23	-	-
Loss on disposition of real estate assets - discontinued operations	-	-	649	-	650
Adjusted EBITDA	$ 87,313	$ 84,769	$ 79,444	$ 81,984	$ 84,006
General and administrative	7,080	8,044	8,081	7,836	8,412
Shelf registration costs in G&A	-	-	-	(269)	-
Interest rate swap valuation adjustment	(1,319)	(1,315)	(1,322)	(1,300)	(1,227)
Interest expense associated with interest rate swaps	1,321	1,321	1,330	1,328	1,332
Lease termination income (1)	(1,295)	(1,139)	(1,829)	(877)	(3,138)
Straight line rental income	(3,822)	(3,937)	(2,288)	(2,195)	(1,789)
Net effect of above/(below) market amortization	(2,210)	(2,742)	(2,505)	(957)	(1,092)
Non-cash property operations	-	-	(50)	27	169
Operating loss from discontinued operations - cash basis	-	-	79	548	110
Net Operating Income - Cash Basis	$ 87,068	$ 85,001	$ 80,940	$ 86,125	$ 86,783
Less Net Operating Income from:					
Acquisitions (2)	(9,728)	(9,531)	(4,009)	(1,807)	(943)
Dispositions (3)	(3)	(17)	(172)	(5,443)	(7,130)
Same Store NOI - Cash Basis	$ 77,337	$ 75,453	$ 76,759	$ 78,875	$ 78,710

(1) Includes adjustments for straight-line rent related to lease terminations.

(2) Includes the following acquisitions: 315 Park Avenue South, 1881 Campus Commons, 116 Huntington Avenue, 650 California Street, and 221 Main Street.

(3) Includes the following dispositions: Lenox Park Buildings, 9 Technology Drive, 7031 Columbia Gateway Drive, 200 South Orange, and 160 Park Avenue.

Supplemental Information - Q2 2015 26

Columbia Property Trust, Inc.

Net Operating Income and Same Store Net Operating Income - GAAP Basis (Reconciliation to Net Income)

Unaudited (in thousands)

	Three Months Ended				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Net Income	$ 8,709	$ 5,598	$ 56,226	$ 24,988	$ 8,021
Interest expense (net)	22,762	21,469	19,638	19,273	18,860
Interest income from development authority bonds	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense (benefit)	91	(196)	246	409	351
Depreciation	33,813	34,007	30,313	29,980	30,169
Amortization	23,738	23,219	20,625	19,476	20,221
EBITDA	$ 87,313	$ 82,297	$ 125,248	$ 92,326	$ 75,822
Impairment loss	-	-	10,148	-	1,432
Gain on sale of real estate assets	-	-	(56,668)	(18,607)	-
Shelf registration costs	-	-	-	269	-
Real estate acquisition-related costs	-	1,995	44	7,996	6,102
Loss on early extinguishment of debt	-	477	23	-	-
Loss on disposition of real estate assets - discontinued operations	-	-	649	-	650
Adjusted EBITDA	$ 87,313	$ 84,769	$ 79,444	$ 81,984	$ 84,006
General and administrative	7,080	8,044	8,081	7,836	8,412
Shelf registration costs in G&A	-	-	-	(269)	-
Interest rate swap valuation adjustment	(1,319)	(1,315)	(1,322)	(1,300)	(1,227)
Interest expense associated with interest rate swaps	1,321	1,321	1,330	1,328	1,332
Lease termination income (1)	(1,295)	(1,139)	(1,829)	(877)	(3,138)
Operating loss from discontinued operations - GAAP basis	-	-	29	575	279
Net Operating Income - GAAP Basis	$ 93,100	$ 91,680	$ 85,733	$ 89,277	$ 89,664
Less Net Operating Income from:					
Acquisitions (2)	(13,618)	(14,186)	(7,234)	(3,136)	(1,869)
Dispositions (3)	(3)	(17)	(175)	(5,658)	(7,532)
Same Store NOI - GAAP Basis	$ 79,479	$ 77,477	$ 78,324	$ 80,483	$ 80,263

(1) Includes adjustments for straight-line rent related to lease terminations.
(2) Includes the following acquisitions: 315 Park Avenue South, 1881 Campus Commons, 116 Huntington Avenue, 650 California Street, and 221 Main Street.
(3) Includes the following dispositions: Lenox Park Buildings, 9 Technology Drive, 7031 Columbia Gateway Drive, 200 South Orange, 160 Park Avenue.

Supplemental Information - Q2 2015 27

Supplemental Information - Q2 2015 28 GAAP Net Operating Income (“GAAP NOI”): GAAP NOI is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rate swaps, (iv) GAAP lease termination income, (v) discontinued operations adjustments. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. GAAP NOI is a non- GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Recurring Capital Expenditures: Recurring Capital Expenditures are defined as capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Recurring capital expenditures include building capital, tenant improvements, and leasing commissions. This measure excludes capital for first generation leasing and acquisitions. Non-Recurring Capital Expenditures : Non-Recurring Capital Expenditures are defined as capital expenditures incurred to repurpose a building and to lease space to first generation tenants. Capital expenditures that don’t meet the definition of “recurring capital expenditures” are also included in this measure. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties owned or placed in service during the entire span of the current and prior year reporting periods. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Cash Net Operating Income (“Cash NOI”): Cash NOI is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) GAAP lease termination income, (v) non-cash property operations, (vi) straight-line rental income, (vii) net effect of above/(below) market amortization, and (viii) discontinued operations adjustments. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. Cash NOI is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Normalized FFO to exclude (i) additional amortization of lease assets (liabilities), (ii) straight-line rental income, (iii) gain (loss) on interest rate swaps, (iv) recurring capital expenditures, and adding back (v) stock based compensation expense and (vi) non-cash interest expense. Because AFFO adjusts for income and expenses that we believe are not reflective of the sustainability of our ongoing operating performance, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of our liquidity. Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Adjusted EBITDA: Adjusted EBITDA is defined as net income before interest, taxes, depreciation and amortization and incrementally removing any impairment losses, gains or losses from sales of property, real estate acquisition-related costs, discontinued operations adjustments, or other extraordinary items. We do not include impairment losses in this measure because we feel these types of losses create volatility in our earnings and make it difficult to determine the earnings generated by our ongoing business. We believe adjusted EBITDA is a reasonable measure of our liquidity. Adjusted EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate adjusted EBITDA differently and our calculation should not be compared to that of other REITs. Columbia Property Trust, Inc. Definitions Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for (i) real estate acquisition-related costs, (ii) listing costs, and (iii) gain (loss) on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs.

Unaudited As of Period End As of Period End 6/30/2015 6/30/2015 Select Portfolio Statistics Number of Properties / Buildings 39 / 55 28 / 40 Office Rentable Square Footage (in thousands) 16,260 13,404 Percent Leased 92.1% 94.0% Percent Occupied 90.9% 92.6% Percentage of Properties Multi-Tenant / Single (1) 73% / 27% 77% / 23% Office Percentage of Portfolio (2) 98% 98% Numbers of Markets / States (3) 15 / 13 15 / 13 Percentage of Portfolio Central Business District / Suburban (1) 60% / 40% 67% / 33% Weighted Average Tenant Credit Rating (1) (4) A- A- Weighted Average Lease Term Remaining (1) 5.7 Years 5.9 Years Balance Sheet ($ in thousands) Gross Real Estate Assets (5) 5,778,566 5,219,578 Gross Real Estate Assets - Unencumbered (5) (6) 4,204,384 3,896,724 Total Gross Debt (7) 2,138,696 1,706,696 Percentage of Gross Real Estate Assets - Unencumbered / Gross Real Estate Assets 72.8% 74.7% Total Gross Debt / Gross Real Estate Assets 37.0% 32.7% Rating / Outlook Standard & Poor's BBB- / Positive BBB- / Positive Moody's Baa2 / Stable Baa2 / Stable Number of Employees 101 98 (1) Based on Annualized Lease Revenue (ALR). (2) Based on square feet. (3) Includes Washington, D.C. 29 (6) Unencumbered assets are those not subject to mortgage debt. Supplemental Information - Q2 2015 Columbia Property Trust, Inc. Company Overview - Pro Forma (assumptions below) (4) Based on rated tenants. (5) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. Account balances are also included in real estate assets held for sale and other asset held for sale. (7) Total Gross Debt includes (i) line of credit and notes payable, and (ii) bonds payable. Account balances are also included in liabilities held for sale. (i) 11 Property Sale completed on July 1, 2015 (see page 24). (ii) Payoff of $105MM mortgage note for 100 East Pratt on July 13, 2015 with proceeds from the 11 Property Sale. (iii) Paydown of revolving credit facility to $10MM with proceeds from the 11 Property Sale. (iv) Replaced revolving credit facility on July 30, 2015. (v) Replaced $450MM term loan with two separate term loans ($300MM w/July 2020 maturity, $150MM w/July 2022 maturity) on July 30, 2015. The financial and portfolio information included in the appendix is prepared to give effect to the following post-quarter end transactions as if they occurred on June 30, 2015:

Columbia Property Trust, Inc.

Net Operating Income - Pro Forma (assumptions on page 29)

Unaudited (in thousands)

	Three Months Ended				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
GAAP Basis					
Revenues:					
Rental Income	$ 82,642	$ 82,958	$ 83,733	$ 83,208	$ 82,641
Tenant Reimbursements	21,228	21,630	21,121	20,906	19,195
Hotel Income	6,964	4,993	5,587	6,732	6,505
Other Property Income	333	333	369	360	359
Total Revenues	**$ 111,167**	**$ 109,914**	**$ 110,810**	**$ 111,206**	**$ 108,700**
Operating Expenses:					
Property Operating Costs	(36,132)	(36,645)	(37,350)	(35,309)	(33,439)
Hotel Operating Costs	(5,147)	(4,591)	(4,923)	(5,039)	(4,689)
Total Operating Expenses	**$ (41,279)**	**$ (41,236)**	**$ (42,273)**	**$ (40,348)**	**$ (38,128)**
Net Operating Income GAAP - Same Store	**$ 69,888**	**$ 68,678**	**$ 68,537**	**$ 70,858**	**$ 70,572**
Net Operating Income from:					
Acquisitions (1)	13,618	14,186	7,234	3,136	1,869
Dispositions (2)	3	17	175	5,658	7,532
Dispositions - 11 Property Sale (3)	9,591	8,799	9,787	9,625	9,691
Net Operating Income GAAP - Total	**$ 93,100**	**$ 91,680**	**$ 85,733**	**$ 89,277**	**$ 89,664**
Cash Basis					
Revenues:					
Rental Income	$ 79,214	$ 79,320	$ 80,711	$ 80,075	$ 79,645
Tenant Reimbursements	21,228	21,630	21,121	20,906	19,195
Hotel Income	6,964	4,993	5,587	6,732	6,505
Other Property Income	333	333	368	360	359
Total Revenues	**$ 107,739**	**$ 106,276**	**$ 107,787**	**$ 108,073**	**$ 105,704**
Operating Expenses:					
Property Operating Costs	(35,618)	(36,134)	(36,601)	(34,560)	(32,690)
Hotel Operating Costs	(5,147)	(4,591)	(4,923)	(5,039)	(4,689)
Total Operating Expenses	**$ (40,765)**	**$ (40,725)**	**$ (41,524)**	**$ (39,599)**	**$ (37,379)**
Net Operating Income Cash - Same Store	**$ 66,974**	**$ 65,551**	**$ 66,263**	**$ 68,474**	**$ 68,325**
Net Operating Income from:					
Acquisitions (1)	9,728	9,531	4,009	1,807	943
Dispositions (2)	3	17	172	5,443	7,130
Dispositions - 11 Property Sale (3)	10,363	9,902	10,496	10,401	10,385
Net Operating Income Cash - Total	**$ 87,068**	**$ 85,001**	**$ 80,940**	**$ 86,125**	**$ 86,783**
Reconciliation of GAAP to Cash Net Operating Income					
Net Operating Income GAAP - Total	**$ 93,100**	**$ 91,680**	**$ 85,733**	**$ 89,277**	**$ 89,664**
Less amounts included in GAAP basis rental income:					
Straight-line rental inc. (excluding lease terminations)	(3,822)	(3,937)	(2,288)	(2,195)	(1,789)
Net effect of above/(below) lease market amortization	(2,210)	(2,742)	(2,505)	(957)	(1,092)
Net Operating Income Cash - Total	**$ 87,068**	**$ 85,001**	**$ 80,940**	**$ 86,125**	**$ 86,783**

(1) Includes the following acquisitions: 315 Park Avenue South, 1881 Campus Commons, 116 Huntington Avenue, 650 California Street, and 221 Main Street.
(2) Includes the following dispositions: Lenox Park Buildings, 9 Technology Drive, 7031 Columbia Gateway Drive, 200 South Orange, and 160 Park Avenue.
(3) Includes the following dispositions: 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, and Robbins Road.

Supplemental Information - Q2 2015 30

Columbia Property Trust, Inc.

Debt Overview - Pro Forma (assumptions on page 29)

Unaudited ($ in thousands) (at 6/30/2015)

Debt Instrument - Secured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Mortgage Notes					
SanTan Corporate Center	October-16	5.83%	Fixed	$ 39,000	2.3%
221 Main Street	May-17	3.95%	Fixed	73,000	4.3%
263 Shuman Boulevard	July-17	5.55%	Fixed	49,000	2.8%
One Glenlake Parkway	December-18	5.80%	Fixed	30,696	1.8%
650 California Street	July-19	3.60%	Fixed	130,000	7.6%
Market Square	July-23	5.07%	Fixed	325,000	19.0%
Weighted Average / Secured - Mortgage Notes	**5.4 Years**	**4.76%**		**$ 646,696**	**37.8%**

Debt Instrument - Unsecured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Bank Facilities					
$500 Million Revolving Credit Facility (1)	July-19	LIBOR + 100 bps	Floating	$ 10,000	0.6%
$300 Million Term Loan (2)	July-20	LIBOR + 110 bps	Floating	300,000	17.6%
$150 Million Term Loan (3)	July-22	3.52%	Fixed	150,000	8.8%
Weighted Average / Bank Facilities	**5.7 Years**	**1.99%**		**$ 460,000**	**27.0%**
Senior Notes					
$250 Million Notes @ 5.875%	April-18	5.88%	Fixed	$ 250,000	14.7%
$350 Million Notes @ 4.150%	April-25	4.15%	Fixed	350,000	20.5%
Weighted Average / Senior Notes	**6.8 Years**	**4.87%**		**$ 600,000**	**35.2%**
Weighted Average / Unsecured	**6.4 Years**	**3.62%**		**$ 1,060,000**	**62.2%**

Weighted Average / Total Debt	**6.0 Years**	**4.05%**		**$ 1,706,696**	**100.0%**

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	6.2 Years	4.68%		$ 1,396,696	81.8%
Floating Rate Debt	5.1 Years	1.25%		310,000	18.2%
Total	**6.0 Years**	**4.05%**		**$ 1,706,696**	**100.0%**

(1) The Revolving Credit Facility ($500MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.875% to 1.55% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.55% based on credit rating. This facility carries two six-month extension options.

(2) The $300 Million Term Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.90% to 1.75% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.75% based on credit rating.

(3) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.52% per annum and terminates on July 29, 2022. The spread of 1.55% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of other comprehensive income.

Supplemental Information - Q2 2015 31

Unaudited ($ in thousands) (at 6/30/2015) Secured Debt Unsecured Debt Unsecured Debt Total Debt % of Weighted Average % of Gross Mortgage Notes Bank Facilities Senior Notes Balance Total Debt Rate - Qtr (1) Real Estate Assets -$ -$ -$ -$ 0.0% 0.00% 0.0% 39,000 - - 39,000 2.3% 5.83% 0.8% 122,000 - - 122,000 7.1% 4.59% 2.3% 30,696 - 250,000 280,696 16.5% 5.87% 5.4% 130,000 10,000 - 140,000 8.2% 3.42% 2.7% - 300,000 - 300,000 17.6% 1.25% 5.7% - 150,000 - 150,000 8.8% 3.52% 2.9% 325,000 - - 325,000 19.0% 5.07% 6.2% - - 350,000 350,000 20.5% 4.15% 6.7% 646,696$ 460,000$ 600,000$ 1,706,696$ 100.0% 4.05% 32.7% 37.8% 27.0% 35.2% Supplemental Information - Q2 2015 32 % of Total Debt (1) Includes effective rates on variable rate loans swapped to fixed. 2020 2022 Total 2017 2018 2019 2023 2025 2016 Columbia Property Trust, Inc. Debt Maturities - Pro Forma (assumptions on page 29) Maturity Year 2015 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Maturity Schedule Mortgage Debt Bonds Line of Credit Term Loan 5.87% 5.83% 4.59% 5.07% 3.42% 4.15% 1.25% 3.52%

Columbia Property Trust, Inc.

Property Overview - Pro Forma (assumptions on page 29)

Unaudited (SF & $ in thousands) (at 6/30/2015)

Property	Market	Ownership %	Secured Debt?	Annualized Lease Revenue (ALR)	% of ALR	ALR / Leased S.F.	Rentable S.F.	Leased S.F.	% Leased
University Circle	San Francisco, CA	100%		$ 34,889	7.2%	$ 78.23	451	446	98.9%
333 Market Street	San Francisco, CA	100%		24,369	5.1%	37.09	657	657	100.0%
650 California Street	San Francisco, CA	100%	Yes	21,636	4.5%	51.76	477	418	87.6%
221 Main Street	San Francisco, CA	100%	Yes	20,703	4.3%	56.41	377	367	97.3%
Subtotal - San Francisco				101,597	21.1%	53.81	1,962	1,888	96.2%
Market Square	Washington, D.C.	100%	Yes	51,117	10.6%	81.27	686	629	91.7%
80 M Street	Washington, D.C.	100%		13,372	2.8%	53.06	285	252	88.4%
Subtotal - Washington, D.C.				64,489	13.4%	73.20	971	881	90.7%
222 East 41st Street	New York, NY	100%		28,657	6.0%	81.18	372	353	94.9%
315 Park Avenue South	New York, NY	100%		21,242	4.4%	75.06	328	283	86.3%
Subtotal - New York				49,899	10.4%	78.46	700	636	90.9%
5 Houston Center	Houston, TX	100%		26,417	5.5%	49.94	581	529	91.0%
Energy Center I	Houston, TX	100%		12,852	2.7%	38.71	332	332	100.0%
515 Post Oak	Houston, TX	100%		3,819	0.8%	26.52	275	144	52.4%
Subtotal - Houston				43,088	9.0%	42.87	1,188	1,005	84.6%
International Financial Tower	Northern New Jersey	100%		23,181	4.8%	37.33	630	621	98.6%
80 Park Plaza	Northern New Jersey	100%		19,874	4.1%	20.70	961	960	99.9%
Subtotal - Northern New Jersey				43,055	8.9%	27.23	1,591	1,581	99.4%
Key Center Tower	Cleveland, OH	100%		38,153	7.9%	32.95	1,276	1,158	90.8%
Key Center Marriott (Hotel)	Cleveland, OH	100%		-	0.0%	-	-	-	0.0%
Subtotal - Cleveland				38,153	7.9%	32.95	1,276	1,158	90.8%
Lindbergh Center	Atlanta, GA	100%		21,708	4.5%	22.73	955	955	100.0%
Three Glenlake Parkway	Atlanta, GA	100%		7,477	1.6%	21.06	355	355	100.0%
One Glenlake Parkway	Atlanta, GA	100%	Yes	5,616	1.2%	25.30	348	222	63.8%
Subtotal - Atlanta				34,801	7.3%	22.72	1,658	1,532	92.4%
100 East Pratt	Baltimore, MD	100%		26,030	5.4%	40.36	653	645	98.8%
Cranberry Woods Drive	Pittsburgh, PA	100%		15,565	3.2%	18.89	824	824	100.0%
South Jamaica Street	Denver, CO	100%		13,064	2.7%	27.33	478	478	100.0%
116 Huntington Avenue	Boston, MA	100%		9,825	2.0%	46.56	271	211	77.9%
Sterling Commerce	Dallas, TX	100%		7,880	1.6%	25.42	310	310	100.0%
Pasadena Corporate Park	Los Angeles, CA	100%		7,472	1.6%	30.01	264	249	94.3%
SanTan Corporate Center	Phoenix, AZ	100%	Yes	6,678	1.4%	25.59	267	261	97.8%
800 North Frederick	Suburban Maryland	100%		7,219	1.5%	18.37	393	393	100.0%
263 Shuman Boulevard	Chicago, IL	100%	Yes	6,615	1.4%	18.69	354	354	100.0%
1881 Campus Commons	Washington, D.C.	100%		6,087	1.2%	31.22	244	195	79.9%
Subtotal - Potential Dispositions				19,921	4.1%	21.15	991	942	95.1%
Total - All Properties				**$ 481,517**	**100.0%**	**$ 38.21**	**13,404**	**12,601**	**94.0%**

Supplemental Information - Q2 2015 33

Columbia Property Trust, Inc.

Market Summary - Pro Forma (assumptions on page 29)

Unaudited (SF & $ in thousands) (at 6/30/2015)

Geography	State	Number of Properties	Annualized Lease Revenue (ALR)	% of ALR	Rentable Square Footage	Leased Square Footage	% Leased
San Francisco	CA	4	$ 101,597	21.1%	1,962	1,888	96.2%
Washington, D.C.	DC	2	64,489	13.4%	971	881	90.7%
New York	NY	2	49,899	10.4%	700	636	90.9%
Houston	TX	3	43,088	9.0%	1,188	1,005	84.6%
Northern New Jersey	NJ	2	43,055	8.9%	1,591	1,581	99.4%
Cleveland	OH	2	38,153	7.9%	1,276	1,158	90.8%
Atlanta	GA	3	34,801	7.3%	1,658	1,532	92.4%
Baltimore	MD	1	26,030	5.4%	653	645	98.8%
Pittsburgh	PA	1	15,565	3.2%	824	824	100.0%
Denver	CO	1	13,064	2.7%	478	478	100.0%
Boston	MA	1	9,825	2.0%	271	211	77.9%
Dallas	TX	1	7,880	1.6%	310	310	100.0%
Los Angeles	CA	1	7,472	1.6%	264	249	94.3%
Phoenix	AZ	1	6,678	1.4%	267	261	97.8%
Potential Dispositions	-	3	19,921	4.1%	991	942	95.1%
Total		**28**	**$ 481,517**	**100.0%**	**13,404**	**12,601**	**94.0%**

Market Distribution by Annualized Lease Revenue


Other
10.7%
Denver
2.7%
Pittsburgh
3.2%
Baltimore
5.4%
Atlanta
7.3%
Cleveland
7.9%
Northern New Jersey
8.9%
Houston
9.0%
New York
10.4%
Washington, D.C.
13.4%
San Francisco
21.1%

Supplemental Information - Q2 2015 34

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile - Pro Forma (assumptions on page 29)

Unaudited (SF & $ in thousands) (at 6/30/2015)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR)	% of ALR	Leased Square Footage	% of Leased Square Footage	Wtg Ave Remaining Lease Term Years (2)
Jones Day	Not Rated	1	$ 28,124	5.8%	353	2.8%	1.3
Wells Fargo Bank N.A.	AA-	3	28,084	5.8%	699	5.6%	10.1
AT&T Corporation/AT&T Services	BBB+	1	21,708	4.5%	955	7.6%	5.5
Credit Suisse	A	2	20,318	4.2%	281	2.2%	2.3
Keybank National Association	A-	1	20,062	4.2%	676	5.4%	10.4
PSEG Services Corporation	BBB+	1	19,874	4.1%	961	7.6%	14.3
Pershing LLC	A+	1	17,161	3.6%	471	3.7%	5.9
Westinghouse Electric Company	BBB	1	15,565	3.2%	824	6.5%	9.9
T Rowe Price Associates Inc.	Not Rated	1	15,411	3.2%	425	3.4%	12.5
CH2M Hill, Inc.	Not Rated	1	13,064	2.7%	478	3.8%	2.3
Foster Wheeler	BBB-	1	12,850	2.7%	332	2.6%	3.2
IBM	AA-	3	10,162	2.1%	486	3.9%	0.9
Fulbright & Jaworski	Not Rated	1	9,039	1.9%	127	1.0%	-
Newell Rubbermaid, Inc.	BBB-	2	8,945	1.9%	411	3.3%	5.3
DLA Piper US, LLP	Not Rated	1	7,930	1.6%	119	0.9%	3.0
Shearman & Sterling	Not Rated	1	7,375	1.5%	93	0.7%	0.8
Docusign, Inc.	Not Rated	1	6,778	1.4%	102	0.8%	9.1
OfficeMax	B-	1	6,615	1.4%	354	2.8%	1.9
Edison Electric Institute	Not Rated	1	6,169	1.3%	77	0.6%	15.1
Caremark PCS	BBB+	1	5,246	1.1%	207	1.7%	7.5
Subtotal - Top 20			**$ 280,480**	**58.2%**	**8,431**	**66.9%**	**6.4**
All other			201,037	41.8%	4,170	33.1%	4.7
Total			**$ 481,517**	**100.0%**	**12,601**	**100.0%**	**5.9**

Tenant Industry Profile (2)



Services - Legal Services
18.4%
Fire - Depository Institutions
13.8%
Fire - Security And Commodity Brokers
10.3%
Services - Business Services
8.3%
Trans & Util - Electric, Gas, And Sanitary Services
8.1%
Services - Engineering & Management Services
6.4%
Trans & Util - Communication
6.0%
Retail - Miscellaneous Retail
2.8%
Manf. - Industrial Machinery
2.7%
Const. - Heavy Construction, ex. Building
2.7%
Other
20.5%

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.

(2) Based on Annualized Lease Revenue.

Supplemental Information - Q2 2015 35

Unaudited (SF & $ in thousands) (at 6/30/2015) Expiring Annualized Lease Revenue (ALR) % of ALR Expiring Expiring Rentable Square Footage % of Rentable Square Footage Expiring -$ 0.0% 803 6.0% 9,927 2.1% 304 2.3% 63,604 13.2% 1,235 9.2% 67,331 14.0% 1,875 14.0% 41,547 8.6% 883 6.6% 14,578 3.0% 277 2.1% 31,116 6.5% 820 6.1% 58,670 12.2% 1,761 13.1% 29,044 6.0% 737 5.5% 25,553 5.3% 653 4.9% 11,935 2.5% 228 1.7% 20,171 4.2% 938 7.0% 29,693 6.2% 796 5.9% 2,079 0.4% 33 0.2% 15,411 3.2% 425 3.2% 60,858 12.6% 1,636 12.2% 481,517$ 100.0% 13,404 100.0% Supplemental Information - Q2 2015 36 NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. 2025 2026 2027 2028 2029+ Total 2024 Year Vacant 2015 2016 2017 2018 2019 2020 2021 2022 2023 Columbia Property Trust, Inc. Lease Expiration Schedule - Pro Forma (assumptions on page 29) 2.1% 13.2% 14.0% 8.6% 3.0% 6.5% 12.2% 6.0% 5.3% 2.5% 4.2% 6.2% 0.4% 3.2% 12.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029+ Lease Expiration Schedule % of ALR Expiring